List of Subsidiaries of AT&T Corp.
                                  As of 3/26/98


Jurisdiction of                                       Incorporation

Alascom,Inc...........................................Alaska
Actuarial Sciences Associates,Inc.....................Delaware
AT&T Canada Long Distance Services Company............Canada
AT&T Communications, Inc..............................Delaware
AT&T Communications of California, Inc................California
AT&T Communications of Delaware, Inc..................Delaware
AT&T Communications of Hawaii, Inc....................Hawaii
AT&T Communications of Illinois, Inc..................Illinois
AT&T Communications of Indiana, Inc...................Indiana
AT&T Communications of Maryland, Inc..................Maryland
AT&T Communications of Michigan, Inc..................Michigan
AT&T Communications of the Midwest, Inc...............Iowa
AT&T Communications of the Mountain States, Inc.......Colorado
AT&T Communications of Nevada, Inc....................Nevada
AT&T Communications of New England, Inc...............New York
AT&T Communications of New Hampshire, Inc.............New Hampshire
AT&T Communications of New Jersey, Inc................New Jersey
AT&T Communications of New York, Inc..................New York
AT&T Communications of Ohio, Inc......................Ohio
AT&T Communications of the Pacific Northwest, Inc.....Washington
AT&T Communications of Pennsylvania, Inc..............Pennsylvania
AT&T Communications of the South Central States,Inc...Delaware
AT&T Communications of the Southern States, Inc.......New York
AT&T Communications of the Southwest, Inc.............Delaware
AT&T Communications of Virginia, Inc..................Virginia
AT&T Communications of Washington D.C., Inc...........New York
AT&T Communications of West Virginia, Inc.............West Virginia
AT&T Communications of Wisconsin, Inc.................Wisconsin
AT&T Communications Services International Inc........Delaware
AT&T Communications (UK) LTD..........................United Kingdom
AT&T Global Communications Services Inc...............Delaware
AT&T Istel............................................United Kingdom
AT&T Solutions Inc....................................Delaware
AT&T of Puerto Rico, Inc..............................New York
AT&T Universal Card Services Corporation..............Delaware
AT&T Wireless Services, Inc...........................Delaware
LIN Broadcasting Corporation..........................Delaware